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Exhibit 10.1
LANVISION SYSTEMS, INC.

FIRST AMENDMENT TO LEASE BETWEEN GREEN REALTY CORPORATION AND LANVISION, INC.

                               Amendment to Lease

         This Amendment to Lease made the 6th day of June 1997 by and between Green Realty Corporation ("Lessor") and Lan Vision, Inc. ("Lessee").

                                   WITNESSETH:

         WHEREAS, Lessor and Lessee entered into a Lease Agreement (the "Lease") dated April 7, 1997 respecting approximately 10,000 square feet of office space in the building known as 5481 Creek Road, Cincinnati, Ohio 45242 (the "Premises").

         NOW THEREFORE, in consideration of the foregoing Premises and the mutual covenants herein contained, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee hereby agree as follows:

1. In addition to Lessee's lease of the above referenced Premises, Lessee hereby leases from Lessor approximately 5,000 square feet of space in the building known as 5481 Creek Road, Cincinnati, Ohio 45242, and more particularly shown on Exhibit A attached hereto and incorporated herein (the "Additional Premises") beginning July 1, 1997 and running coterminus with the lease term for the Premises outlined in Section 1 of the Lease entitled Demise & Term.

2. The rental for the Additional Premises shall be the same rental per square foot as the rental for the Premises outlined in Section 2 of the Lease entitled Rental with the rental adjustments outlined in Section 3 of the Lease entitled Right to Renew.

3. Lessee is leasing the Additional Premises in "as is" condition with the following exceptions:

         A.       Where needed, Lessor shall replace the ceiling tiles.

         B.       Where needed, Lessor shall repair the lights.

4. Beginning July 1, 1997, all references in the Lease to the Premises shall include the Additional Premises and shall refer to a total of approximately 15,000 square feet of space.

5. Lessee may install, at its sole cost and expense, double doors in the Additional Premises, upon prior written approval of Lessor, which consent shall not be unreasonably withheld.



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6.       To the extent not modified by this Amendment to Lease, all provisions of the Lease shall apply to the Additional Premises.

7. Lessee will be entitled to have "top billing" on all signage for the building.

IN WITNESS WHEREOF, Lessor and Lessee have caused this Amendment to Lease to be duly executed as of the date and year indicated below each signature.


Signed and acknowledged in the presence of:     LESSOR:
                                                Green Realty Corporation
/s/ Angela M. Woodward
- ------------------------------------            By:  /s/ Andrew J. Green
                                                     --------------------------
Printed Name:  Angela M. Woodward               Title:  President
              ----------------------                   ------------------------
/s/ Kimberly A. Hiner                           Date:  6-10-97
- ------------------------------------                   ------------------------
                                                LESSEE:
Printed Name:  Kimberly A. Hiner                Lan Vision, Inc.
              ----------------------
                                                By:  /s/ Eric S. Lombardo
Signed and acknowledged in the presence of:          --------------------------
                                                           Eric S. Lombardo
/s/ Alan J. Hartman
- ------------------------------------            Title:  Executive Vice President
                                                       -------------------------
Printed Name:  Alan J. Hartman                  Date:  6-6-97
              ----------------------                   -------------------------

/s/ Kimberly S. Farris
- ------------------------------------

Printed Name:  Kimberly S. Farris
              ----------------------



(Attached as an Exhibit is a floor plan showing existing space and expanded space.)



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LESSOR NOTARY
- -------------
STATE OF                   }
                           } SS:

                      COUNTY OF                 }

         BE IT REMEMBERED that on this 10th day of June, 1997 before me, the subscribed notary public, personally appeared Andrew J. Green who, I am satisfied, is the person who signed the within instrument as President of Green Realty Corporation, and he thereupon acknowledged that said instrument made by such corporation was signed, sealed with its corporate seal and delivered by him as such officer, and is his voluntary act and deed and is the voluntary act and deed of such corporation, made by virtue of authority from its Board of Directors.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                                /s/ Janet A. Hahn
                                                ---------------------------
                                                Notary Public

My commission expires:

  11-27-99                                      NOTARIAL SEAL
- --------------------

                                    LESSEE NOTARY
                                    -------------

STATE OF OHIO                       }
                                    } SS:
COUNTY OF HAMILTON                  }

         BE IT REMEMBERED that on this 6th day of June, 1997 before me, the subscribed notary public, personally appeared Eric S. Lombardo who, I am satisfied, is the person who signed the within instrument as Executive Vice Pres of LanVision, Inc., and he thereupon acknowledged that said instrument made by such corporation was signed, sealed with its corporate seal and delivered by him as such officer, and is his voluntary act and deed and is the voluntary act and deed of such corporation, made by virtue of authority from its Board of Directors.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                          /s/ Carol Daniels Richmond
                                          --------------------------
                                          Notary Public

My commission expires:

  9-30-2001                                                   NOTARIAL SEAL
- ----------------------


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